Exhibit 10.4

服 务 协 议

Service Agreement

甲 方：

Party A:

法定代表人：

Legal representative:

住所地：

Address:

社会统一信用代码：

Unified social credit code:

乙 方：

Party B: .

法定代表人：

Legal representative:

住所地：

Address:

社会统一信用代码：

Unified social credit code:

协议宗旨：为保障甲乙双方利益，明确乙方向甲方提供服务过程中双方的权利、责任和义务，依据《中华人民共和国民法典》等相关规定，甲、乙双方本着公平、自愿、诚信的原则签订本协议。

Purpose: In order to protect the interests of Party A and Party B and clarify the rights, responsibilities and obligations of the Parties in the process of Party B's provision of services to Party A, Party A and Party B hereby enter into this Service Agreement (the “Agreement”) in the principles of fairness, voluntariness and good faith in accordance with the Civil Code of the People's Republic of China and other relevant provisions.

第一条 服务内容

Article 1 Service Content

乙方通过多种方式向甲方的学员提供学历提升方面的学习注册、答疑等辅导辅助综合服务，乙方收取服务费用，每位学员的服务费用明细以双方结算明细为准。

Party B shall provide Party A's trainees with comprehensive services related to academic advancement, including learning registration, Q&A and other tutoring and auxiliary comprehensive services. Party B shall charge service fees, and the details of service fees for each trainee shall be subject to the settlement details of the Parties.

第二条 服务方式

Article 2 Service Mode

2.1 甲方学员可通过电话、网络、即时通讯工具等途径向乙方工作人员咨询与课程及考试有关的问题，乙方工作人员应及时作出回应，但与该等课程有关的报名、考试信息均应以有权主管部门公布的信息为准。乙方及其工作人员不提供对报名、考试信息的任何形式的承诺或保证，也不存在任何形式的保过、密题、内幕信息或类似承诺。甲方应独立收集信息并进行判断，并承担相关后果。

2.1 Party A's trainees may consult Party B's staff on issues concerning courses and examinations by telephone, network, instant messaging tools and other means, and Party B's staff shall respond in a timely manner. However, the registration and examination information related to such courses shall be subject to the information published by the competent authority. Party B and its staff make no commitment or guarantee of whatsoever form for the registration and examination information, and do not guarantee the passing of examination or the provision of confidential exam questions or inside information or make similar commitments. Party A shall independently collect information and make judgment, and bear the relevant consequences.

2.2 乙方有义务在现有技术条件下维护软件平台的正常运行，使甲方学员得以顺利使用，对甲方在使用过程中所遇到的与在线直播、视频回放、资料下载等有关的问题及所反映的情况及时作出处理和回复。

2.2 Party B is obliged to maintain the normal operation of the software platform under the existing technical conditions, so that Party A's trainees can use it smoothly. Party B is also obliged to timely handle and reply to the issues and situations related to online live broadcast, video playback, data download, etc. encountered by Party A during the use of the software platform.

2.3 甲方学员须自行配备上网参与服务所需设备，包括个人电脑、调制解调器、移动通讯设备或其他必备上网装置。

2.3 Party A's trainees must equip themselves with the equipment required for participating in the services online, including personal computers, modems, mobile communication devices or other necessary Internet access devices.

2.4 乙方于第一次服务开始前通知甲方学员服务相关信息，第一次服务开始后，甲方学员应根据软件平台公布的服务进程表参与服务内容。

2.4 Party B shall notify Party A's trainees of the service-related information before the start of the first service. After the start of the first service, Party A's trainees shall participate in the service according to the service schedule published by the software platform.

第三条 服务期限与付款方式

Article 3 Term of Service and Terms of Payment

3.1 服务期限：参见第一条服务阶段提供服务。

3.1 Term of service: refer to Article 1 Service Phase.

3.2 乙方应按本协议约定的方式、期限向甲方提供相关服务并收取相应费用；甲方应按照乙方实际服务人数及服务项目向乙方支付费用，服务人数以甲方向乙方提供的学员名单为准。

3.2 Party B shall provide Party A with relevant services in such manner and within such time limit as agreed upon herein and charge corresponding fees; Party A shall pay fees to Party B according to the actual number of people served by Party B and the service items, and the number of people served shall be subject to the list of trainees provided by Party A to Party B.

3.3 付款金额及时间：

3.3 Amount and time of payment:

乙方应向甲方提供正规足额增值税发票。发票信息如下：

Party B shall provide Party A with formal and full VAT invoices. The invoice information is as follows:

名称：

Name:

纳税人识别号：

Taxpayer identification number:

地址、电话：

Address and tel.:

开户行及账号：

Bank of deposit and account number:

3.4 乙方指定收款账号：

3.4 Party B's designated beneficiary account:

户名：

Account name:

账号：

Account number:

开户行：

Bank of deposit:

乙方未授权任何员工、第三方收款；付款方未向指定账号付款导致损失的，乙方不承担任何责任。

Party B does not authorize any employee or third party to collect payment; If the payer fails to make payment to the designated account, resulting in losses, Party B shall not be held liable.

第四条 双方的权利、义务和责任

Article 4 Rights, Obligations and Responsibilities of the Parties

4.1 甲方的权利、义务和责任

4.1 Party A's rights, obligations and responsibilities

4.1.1 按照乙方要求提供相应资料，保证向乙方所提供的个人资料及相关信息的真实、有效性，否则承担因此造成的责任及后果；

4.1.1 Party A shall provide corresponding information as required by Party B, and ensure the authenticity and validity of the personal data and relevant information provided to Party B; otherwise, Party A shall bear the liabilities and consequences arising therefrom;

4.1.2 按协议约定甲方须按时支付服务费用，否则乙方有权暂时中止对甲方进行服务；

4.1.2 Party A shall pay the service fees on time as agreed upon in the Agreement, otherwise Party B has the right to suspend the provision of services to Party A;

4.1.3 在本协议有效期内，甲方学员应妥善安排个人时间，自觉主动配合乙方完成学习、考试、报考等任务；

4.1.3 During the term of the Agreement, Party A's trainees shall properly arrange their personal time, and consciously and actively cooperate with Party B to complete tasks such as study, examination and registration;

4.1.4 甲方学员在过程中若发生因缺考、舞弊、未完成教学任务等原因导致的无法正常毕业或取消考试资格，由甲方自行承担全部责任；

4.1.4 If Party A's trainees fail to graduate normally or are disqualified from taking examinations due to absenteeism, fraud, failure to complete teaching tasks and other reasons, Party A shall bear any and all liabilities; and

4.1.5 甲方及其学员若出现联系信息变更，应及时通知乙方进行资料信息更改，否则应承担由此造成的后果，由甲方承担。

4.1.5 In the event of any change in the contact information of Party A and its trainees, Party A shall promptly notify Party B of such change; otherwise, Party A shall bear the consequences arising therefrom.

4.2 乙方的权利、义务和责任

4.2 Party B's rights, obligations and responsibilities

4.2.1 乙方应确保按照服务内容及期限进行服务；

4.2.1 Party B shall ensure to provide services in accordance with the service contents and term;

4.2.2 乙方应妥善保管与服务相关的一切资料，不得将甲方信息用于与本协议无关的其它任何场所、行业、活动或提供给第三方，不得以甲方的名义从事与服务项目以外无关的活动；

4.2.2 Party B shall properly keep all materials related to the services, and shall not use Party A's information for any other places, industries or activities unrelated to the Agreement or provide them to any third party, or engage in activities unrelated to the services in the name of Party A;

4.2.3 乙方不得以任何方式和理由向甲方及其学员收取本协议约定以外的任何费用；

4.2.3 Party B shall not charge Party A and its trainees any fees other than those agreed upon herein in any way and for any reason;

4.2.4 甲方按本协议约定提供给乙方的资料归甲方所有，乙方应妥善保管。本协议到期后双方终止合作未续签协议的，乙方应即刻归还甲方；

4.2.4 The materials provided by Party A to Party B as agreed upon herein shall belong to Party A and shall be properly kept by Party B. If the Parties terminate the cooperation and fail to renew the Agreement after the expiration of the term hereof, Party B shall immediately return such materials to Party A; and

4.2.5 如因甲方学员原因终止服务，乙方可以选择以下方式收取服务费：乙方按照已经服务的项目进行计费或乙方仍按照合同约定足额收费。

4.2.5 If the services are terminated for a reason attributable to Party A's trainees, Party B may choose to charge the service fees in the following way: Party B shall charge fees according to the services already provided or Party B shall still charge fees in full as agreed upon in the Agreement.

第五条 协议解除和终止、违约责任

Article 5 Rescission and Termination and Liability for Breach

5.1 甲方未按合同约定支付服务费用、因债务或其它原因丧失实际经营能力时，乙方有权终止本协议，并向甲方追偿所欠债务。

5.1 If Party A fails to pay the service fees as agreed upon herein, or loses its actual ability to operate due to debts or other reasons, Party B has the right to terminate this Agreement and recover the debts owed from Party A.

5.2 乙方有下列情形之一的,甲方可以解除本协议并要求乙方承担全部损失赔偿责任：

5.2 Party A may terminate the Agreement and require Party B to bear all liabilities for compensation if:

(1) 乙方或其授权工作人员虚假承诺，对甲方利益造成损害的；

(1) Party B or its authorized staff makes false commitments, causing damage to Party A's interests;

(2) 不注意保守甲方秘密，因故意或者过失行为导致甲方相关信息（包括但不限于学员信息以及其他具有价值的信息）泄露的；

(2) Party B fails to keep Party A's secrets, and discloses Party A's relevant information (including but not limited to trainees' information and other valuable information) due to intentional or negligent acts; and

(3) 未按合同要求提供服务，经甲方书面警告后，仍未改正的。

(3) Party B fails to provide services as required herein and fails to make corrections after warned by Party A in writing.

5.3 乙方如未按合同要求提供服务的，应当赔偿因此给甲方造成的经济损失。

5.3 If Party B fails to provide services as required herein, it shall compensate Party A for the economic losses so caused to Party A.

5.4 由于院校或其他甲方不可控因素，导致因甲方与院校的合作中止或终止的，本协议一并随同中止或终止，双方互不承担违约责任，按实际发生的服务项目进行结算。

5.4 If the cooperation between Party A and schools is suspended or terminated for reasons attributable to schools or other factors beyond the control of Party A, the Agreement shall be suspended or terminated simultaneously, and no Party shall be liable to the other for breach of contract, and settlement shall be made according to the service items actually incurred.

第六条 免责说明

Article 6 Disclaimer

6.1 本协议约定仅为乙方向甲方提供相关服务，不承担其他保证责任。

6.1 The Agreement is only for Party B to provide relevant services to Party A, and Party B shall not bear any other warranty liability.

6.2 如因政策调整等不可抗拒因素，甲乙双方以官方实际公布为准，双方共同遵照官方政策做出教学调整，调整后服务价格双方重新拟定补充协议。

6.2 In case of force majeure such as policy adjustment, Party A and Party B shall be subject to the actual official announcement. Both Parties shall jointly make adjustments in accordance with the applicable official policy. After the adjustment, the Parties shall re-draft a supplementary agreement on the service price.

第七条 保密

Article 7 Confidentiality

7.1 乙方不得向任何第三方泄漏甲方按本协议约定提供的相关品牌、技术、资料、经营性秘密等无法自公开渠道获得的数据及信息及有损甲方利益的信息（包括但不限于学员信息、经营数据、财务状况、价格、收费或与其他经营有关的信息），并有责任保证其员工或其他履行本协议相关人员不向第三方泄漏及传递，上述保密义务在本协议无效、撤销、解除、终止后仍然有效。

7.1 Party B shall not disclose to any third party the relevant brands, technologies, materials, trade secrets and other data and information that cannot be obtained from public channels provided by Party A in accordance with the Agreement and information that is detrimental to Party A's interests (including but not limited to trainees' information, business data, financial status, prices, charges or information related to other operations), and shall be responsible for ensuring that its employees or other relevant personnel performing the Agreement do not disclose or transmit them to any third party. The above confidentiality obligations shall survive the invalidity, revocation, dissolution and termination of the Agreement.

7.2 本合同关于对保密信息的保护不适用于以下情形：

7.2 The protection of confidential information hereunder shall not apply to the following circumstances:

7.2.1 保密信息在披露给接收方之前，已经公开或能从公开领域获得；

7.2.1 The confidential information has been in the public domain or is publicly available before disclosed to any receiving party;

7.2.2 在本合同约定的保密义务未被违反的前提下，保密信息已经公开或能从公开领域获得；

7.2.2 The confidential information has been in the public domain or is publicly available if the confidentiality obligations agreed upon herein are not violated;

7.2.3 接收方应法院或其它法律、行政管理部门要求披露保密信息（通过询问、要求资料或文件、传唤、民事或刑事调查或其他程序）。当出现此种情况时，接收方应及时通知提供方并做出必要说明，同时给予提供方合理的机会对披露内容和范围进行审阅，并允许提供方就该程序提出异议或寻求必要的救济；

7.2.3 In the event that the receiving party is required to disclose the confidential information by the court or other legal or administrative departments (through inquiry, request for information or documents, summoning, civil or criminal investigation or other procedures), the receiving party shall promptly notify the provider and make necessary explanations, and at the same time give the provider a reasonable opportunity to review the content and scope of the disclosure, and allow the provider to object to the procedure or seek necessary relief; and

7.2.4 由于法定不可抗力因素，导致不能履行或不能完全履行本合同确定的保密义务时，甲乙双方相互不承担违约责任；在不可抗力影响消除后的合理时间内，一方或双方应当继续履行本协议。在上述情况发生时，接收方应在合理时间内向提供方发出通知，同时应当提供有效证据予以说明。

7.2.4 Where the confidentiality obligations hereunder cannot be performed in full or at all due to force majeure, Party A and Party B shall not be liable for breach of contract; Within a reasonable period of time after the elimination of the force majeure effect, the Parties shall continue to perform the Agreement. When the above circumstances occur, the receiving party shall notify the provider within a reasonable period of time, and shall provide valid evidence to explain.

第八条 双方关系

Article 8 Relationship between the Parties

8.1 独立关系

8.1 Independent relationship

本合同各方均为独立法人（或独立主体）。本协议的签订在甲方和乙方之间并不产生任何雇佣、代理、合伙关系，双方对外不产生连带、补充或类似责任。

The Parties hereto are independent legal persons (or independent subjects). The signing of the Agreement does not create any employment, agency or partnership relationship between Party A and Party B, and the Parties will not incur joint, supplementary or similar external liabilities.

8.2 甲方与乙方及乙方服务人员之间不成立雇佣、劳务派遣或其他法律关系；乙方应依法自行向乙方服务人员承担用人单位的义务。

8.2 There is no employment, labor dispatch or other legal relationship between Party A and Party B and Party B's service personnel; Party B shall assume the obligations as an employer to its service personnel in accordance with the law.

8.3 乙方及乙方服务人员在服务过程中如出现人身、财产损害或造成第三方损害，应由乙方自行承担责任。

8.3 If Party B and its service personnel suffer from personal or property damage or cause damage to a third party during the service, Party B shall be held liable.

第九条 合同解除

Article 9 Rescission

9.1 任何一方均不得无故解除本合同；双方另有约定的除外。

9.1 Neither Party may rescind the Agreement without cause; unless otherwise agreed upon by the Parties.

9.2 双方协商一致可解除本合同。

9.2 The Parties may rescind the Agreement upon negotiation.

第十条 违约责任

Article 10 Liability for Breach

10.1 甲方逾期付款的，每逾期一日，应按逾期金额的5‱（万分之五）向乙方支付违约金。

10.1 If Party A delays the payment, it shall pay to Party B liquidated damages equal to 5‱ of the overdue amount for each day of delay.

10.2 乙方未按约定提供服务的，甲方有权要求乙方赔偿损失。

10.2 If Party B fails to provide services as agreed, Party A has the right to claim compensation from Party B.

10.3 任何一方违反本合同其他约定的，应赔偿对方全部损失。

If either Party violates other provisions hereof, it shall compensate the other Party for all losses.

十一条 其他约定

Article 11 Miscellaneous

11.1 不可抗力

11.1 Force Majeure

11.1.1 不可抗力定义：指在本合同签署后发生的、本合同签署时不能预见的、其发生与后果是无法避免或克服的、妨碍任何一方全部或部分履约的所有事件。上述事件包括地震、台风、水灾、火灾、战争、国际或国内运输中断、流行病、罢工，以及根据中国法律或一般国际商业惯例认作不可抗力的其他事件。一方缺少资金非为不可抗力事件。

11.1.1 Force majeure: refers to all events that occur after the signing of the Agreement, that are unforeseeable at the time of signing the Agreement, and whose occurrence and consequences are unavoidable or insurmountable, preventing the performance of the Agreement in whole or in part by either Party. Such events include earthquakes, typhoons, floods, fires, wars, interruptions of international or domestic transportation, epidemics, strikes, and other events considered as force majeure according to Chinese laws or general international business practices. Lack of funds by a Party is not a force majeure event.

11.1.2 不可抗力的后果：

11.1.2 Consequences of force majeure:

(1) 如果发生不可抗力事件，影响一方履行其在本合同项下的义务，则在不可抗力造成的延误期内中止履行，而不视为违约。

(1) If a force majeure event occurs, affecting a Party's performance of its obligations hereunder, the suspension of performance during the delay period caused by the force majeure will not be deemed as a breach of contract.

(2) 宣称发生不可抗力的一方应迅速书面通知其他各方，并在其后的十五(15)天内提供证明不可抗力发生及其持续时间的足够证据。

(2) The Party claiming the occurrence of force majeure shall promptly notify the other Party in writing, and provide sufficient evidence proving the occurrence and duration of the force majeure within fifteen (15) days thereafter.

(3) 如果发生不可抗力事件，各方应立即互相协商，以找到公平的解决办法，并且应尽一切合理努力将不可抗力的影响减少到最低限度。

(3) If a force majeure event occurs, the Parties shall immediately consult with each other to reach an equitable resolution, and shall make all reasonable efforts to minimize the impact of the force majeure.

(4) 金钱债务的迟延责任不得因不可抗力而免除。

(4) Liability for delayed performance of monetary obligations shall not be excused by force majeure.

(5) 迟延履行期间发生的不可抗力不具有免责效力。

(5) A Party suffering force majeure during delayed performance shall not be exempted from liability.

11.2 部分无效处理

11.2 Severability

如任何法院或有权机关认为本合同的任何部分无效、不合法或不可执行，则该部分不应被认为构成本合同的一部分，但不应影响本合同其余部分的合法有效性及可执行性。

If any court or competent authority considers that any part of the Agreement is invalid, illegal or unenforceable, such part shall not be deemed to form a part of the Agreement, and shall not affect the legality, validity and enforceability of the rest of the Agreement.

十二条 合同联系方式

Article 12 Contact Information

12.1 为更好的履行本合同，双方提供如下联系方式：

12.1 In order to better perform the Agreement, the Parties provide the following contact information:

(1) 甲方联系方式

(1) Party A's contact information

联系人：

Contact:

地址：

Address:

手机：

Mobile phone:

微信：

WeChat:

电子邮箱：

E-mail:

(2) 乙方联系方式

(2) Party B's contact information

联系人：

Contact:

地址：

Address:

手机：

Mobile phone:

微信：

WeChat:

电子邮箱：

E-mail:

12.2 通过电子邮箱及其它电子方式送达时，发出之日即视为有效送达。

12.2 A notice sent by e-mail or other electronic means shall be deemed to have been effectively served on the date of sending.

12.3 通过快递等方式送达时，对方签收之日视为有效送达；对方拒收或退回的，视为签收。

12.3 A notice delivered by courier or other means shall be deemed to have been effectively served on the date when the other Party signs for it; If the other Party rejects or returns it, it shall be deemed as having been received.

12.4 上述联系方式同时作为有效司法送达地址。

12.4 The above contact information shall also serve as valid judicial addresses for service.

12.5 一方变更联系方式，应以书面形式通知对方；否则，该联系方式仍视为有效，由未通知方承担由此而引起的相关责任。

12.5 If a Party changes its contact information, it shall notify the other Party in writing; otherwise, its contact information shall still be deemed to be valid, and such Party shall bear the relevant liabilities arising therefrom.

12.6 本联系方式条款为独立条款，不受合同整体或其他条款的效力影响，始终有效。

12.6 These contact information terms are independent terms and will not be affected by the validity of the Agreement as a whole or other terms, and will always remain valid.

第十三条 争议及解决方式

Article 13 Disputes and Resolution

13.1 任何一方违反本合同约定，应当赔偿守约方全部损失，包括但不限于损失费用、律师费、诉讼费、保全费、保全保险费等。

13.1 If either Party violates the Agreement, it shall compensate the observant party for all losses, including but not limited to loss costs, attorney fees, legal fees, preservation costs, preservation insurance premiums, etc.

13.2 本协议若出现争议，双方应先行协商解决，协商不成向乙方所在地有管辖权的人民法院提请诉讼。

13.2 In of the event of any dispute arising from the Agreement, the Parties shall first settle it through negotiation. If the negotiation fails, a lawsuit may be filed with the people's court with jurisdiction in the location of Party B.

第十四条 其他

Article 14 Miscellaneous

14.1 本协议自签署之日起生效，对于本协议条款中未涉及部分，须经双方协商一致后，另行签订补充协议，补充协议与本协议具有同等法律效力。

14.1 The Agreement shall come into force as of the date of signing. For matters not covered herein, the Parties shall otherwise sign a supplementary agreement through negotiation, which shall have the same legal effect as the Agreement.

14.2 本协议一式 份，甲、乙双方各执 份。

14.2 The Agreement is made in XX copies, with each Party holding XX copy(ies).

(以下无正文，下接《服务协议》签署页）

(The following has no text and is the signature page to the Service Agreement)

(签署页）

(Signature Page)

甲方（盖章）：

Party A (seal):

授权代表：

Authorized representative:

签订时间： 年 月 日

Signed on: MM/DD/YY

乙方（盖章）：

Party B (seal):

授权代表：

Authorized representative:

签订时间： 年 月 日

Signed on: MM/DD/YY